Discontinued Operations and Dispositions	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations and Dispositions

3. Discontinued Operations and Dispositions

We have disposed of or discontinued certain businesses or operations in order to further align Travelocity with its core strategies of focusing on product and customer experiences in profitable locations, and displaying and promoting highly relevant content. We believe these decisions will allow us to reduce our technological complexity by reducing the number of supported business platforms and operations.

Discontinued Operations

The results for the following Travelocity operations are presented in (loss) income from discontinued operations in our consolidated statements of operations:

Holiday Autos—On June 25, 2013, we sold certain assets of our Holiday Autos operations to a third party and, in November 2013, completed the closing of the remainder of the Holiday Autos operations such that it represented a discontinued operation. Holiday Autos was a leisure car hire broker that offered pre-paid, low-cost car rentals in various markets, largely in Europe. In the second quarter of 2013, we recognized an $11 million loss, net of tax, on the sale of Holiday Autos. The loss includes the write-off of $39 million of goodwill and intangible assets attributed to Holiday Autos, with the goodwill portion determined based on Holiday Autos’ relative fair value to the Travelocity Europe reporting unit. The sale provides for us to receive two earn-out payments measured during the 12 month periods ending September 30, 2014 and 2015, totaling up to $12 million, based upon the purchaser exceeding certain booking thresholds as defined in the sale agreement. We recognized $6 million relative to these earn-out provisions and the resulting receivable is reviewed for recovery on a periodic basis. Any earn-out payments received in excess of the $6 million recognized will be recorded as a gain in the period received.

Zuji—In December 2012, we entered into an agreement to sell our shares of Zuji Properties A.V.V. and Zuji Pte Ltd along with its operating subsidiaries (collectively “Zuji”), a Travelocity Asia Pacific-based Online Travel Agency (“OTA”). At that time, the assets were recorded at the lower of the carrying amount or fair value less cost to sell. We recorded an estimated loss on the sale of approximately $14 million, net of tax during 2012. We sold Zuji on March 21, 2013 and recorded an additional $11 million loss on sale, net of tax during the three months ended March 31, 2013. We have continuing cash flows from Zuji due to reciprocal agreements between us and Zuji to provide hotel reservations services over a three year period. The agreements include commissions to be paid to the respective party based on qualifying bookings. The continuing cash flows associated with Zuji were not material to our results of operations for the nine months ended September 30, 2014.

Results of Discontinued Operations—We have reported the results of operations of Holiday Autos and Zuji as discontinued operations. As part of the Zuji sale agreement, we had retained the rights to receive refunds of certain disputed income taxes outstanding as of the sale date. During the third quarter of 2014, we received a $2 million tax refund associated with the operations of Zuji prior to its disposal which is included in (benefit) provision for income taxes of discontinued operations. The following table summarizes the results of our discontinued operations (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Revenue	$—	$12,806	$—	$48,549
Cost of revenue	146	2,882	1,257	14,668
Selling, general and administrative	680	469	3,023	31,030

Operating (loss) income	(826)	9,455	(4,280)	2,851
Other income (expense):
Interest expense, net	(2,559)	3,613	(5,917)	1,493
Loss on sale of businesses, net	—	—	—	(27,708)
Other, net	(392)	(4,283)	(2,044)	(880)

Total other expense, net	(2,951)	(670)	(7,961)	(27,095)

(Loss) income from discontinuing operations before income taxes	(3,777)	8,785	(12,241)	(24,244)
(Benefit) provision for income taxes	(2,041)	5,770	(4,224)	(3,349)

Net (loss) income from discontinued operations	$(1,736)	$3,015	$(8,017)	$(20,895)

Dispositions

Disposition of Certain Assets of Travelocity—In February 2014, as a further step in our restructuring plans for Travelocity, we completed a sale of assets associated with Travelocity Partner Network (“TPN”), a business-to-business private white label website offering, for $10 million in upfront proceeds. Pursuant to the sale agreement, we will receive two annual earn-out payments, totaling up to $10 million, if the purchaser exceeds certain revenue thresholds during the calendar years ending December 31, 2014 and 2015. In connection with the sale, Travelocity entered into a Transition Services Agreement (“TSA”) with the acquirer to provide services to maintain the websites and certain technical and administrative functions for the acquirer until a complete transition occurs or the TSA terminates. Consideration received under both agreements has been allocated to the disposition and the services provided under the TSA; therefore, a significant portion of the upfront proceeds have been deferred, based on fair value of the TSA services. At the time of sale, we recognized no net gain or loss which was comprised of a $3 million loss on disposition, offset by a $3 million receivable for earn-out proceeds. During the third quarter of 2014, we determined that receipt of the earn-out proceeds was no longer probable and therefore fully impaired the receivable. The $3 million loss is included in restructuring charges for the three and nine months ended September 30, 2014 in our consolidated statements of operations.

On June 18, 2013, we completed the sale of certain assets of Travelocity (“TBiz”) operations to a third party for proceeds of $10 million. TBiz provided managed travel services for corporate customers. In the second quarter of 2013, we recognized a pre-tax gain on the sale of TBiz of $1 million which included the write-off of $9 million of goodwill attributed to TBiz based on the relative fair value to the Travelocity North America reporting unit. On an after tax basis, we recognized a loss of $3 million on the sale of TBiz.

4. Discontinued Operations and Dispositions

During the periods presented, we disposed of or discontinued certain businesses or operations in order to further align Travelocity with its core strategies of focusing on product and customer experiences in profitable locations, and displaying and promoting highly relevant content. We believe these decisions will allow us to reduce our technological complexity by reducing the number of supported business platforms and operations.

Discontinued Operations

The results for the following Travelocity operations are presented in income (loss) from discontinued operations in our consolidated statements of operations:

Holiday Autos—On June 25, 2013, we sold certain assets of our Holiday Autos operations to a third party and, in November 2013, completed the closing of the remainder of the Holiday Autos operations such that it represented a discontinued operation. Holiday Autos was a leisure car hire broker that offered pre-paid, low-cost car rental in various markets, largely in Europe. We recognized an $11 million loss, net of tax, on the sale of Holiday Autos. The loss includes the write-off of $39 million of goodwill and intangible assets attributed to Holiday Autos, with the goodwill portion determined based on Holiday Autos’ relative fair value to the Travelocity Europe reporting unit. The sale provides for us to receive two earn-out payments measured 12 and 24 months following the date of the sale, totaling up to $12 million, based upon the purchaser exceeding certain booking thresholds as defined in the sale agreement. We recognized $6 million relative to these earn-out provisions and the resulting receivable is reviewed for recovery on a periodic basis. Any earn-out payments received in excess of the $6 million recognized will be recorded as a gain in the period received.

Travelocity—Asia Pacific—In July 2012, we completed the sale of two of our subsidiaries in India (collectively “TravelGuru”). These businesses offered a wide array of travel related services and operated a hotel reservations system. We recorded a gain on the sale of approximately $11 million, net of tax, in the third quarter of 2012.

Further, in December 2012, we entered into an agreement to sell our shares of Zuji Properties A.V.V. and Zuji Pte Ltd along with its operating subsidiaries (collectively “Zuji”), a Travelocity Asia Pacific-based Online Travel Agency (“OTA”). At that time, the assets were recorded at the lower of the carrying amount or fair value less cost to sell. We recorded an estimated loss on the sale of approximately $14 million, net of tax during 2012. We sold Zuji on March 21, 2013 and recorded an additional $11 million loss on sale, net of tax during the year ended December 31, 2013. We have continuing cash flows from Zuji due to reciprocal agreements between us and Zuji to provide hotel reservations services over a three year period. The agreements include commissions to be paid to the respective party based on qualifying bookings. The continuing cash flows associated with Zuji were not material to our results of operations for the year ended December 31, 2013.

The operations of Zuji and TravelGuru represented our Travelocity—Asia Pacific reporting unit; Travelocity no longer has operations in the Asia Pacific region.

Travelocity Nordics—In December 2012, we sold certain assets of Travelocity’s Nordics business to a third party. The Nordics business is comprised of an online travel agency and event and ticket sales in Sweden, Norway and Denmark. Travelocity no longer has operations in this region.

Results of Discontinued Operations—The results of discontinued operations for the year ended December 31, 2013 include $33 million of gains associated with the reversals of allowances for uncollectable value-added tax (“VAT”) receivables related to Holiday Autos (see Note 20, Commitments and Contingencies) and $4 million of other income related to the resolution of a legal contingency that existed at the close of the sale of TravelGuru. The reversals of the VAT receivable allowances were a result of payments received in 2013 and are reflected as a reduction to selling, general and administrative expenses in the table below. The results of discontinued operations for the year ended December 31, 2012 includes $17 million of accrued expenses in cost of revenue for VAT assessments and related penalties and interest associated with our Secret Hotels 2 Limited (formerly Med Hotels Limited) entity which was discontinued in 2008. The $17 million accrued liability was reversed during the year ended December 31, 2013 and is reflected as a reduction to cost of revenue in the below table (see Note 20, Commitments and Contingencies).

The following table summarizes the results of our discontinued operations:

	Year Ended December 31,
	2013	2012	2011
	(Amounts in thousands)
Revenue	$49,124	$107,189	$124,763
Cost of revenue	(2,176)	26,694	36,502
Selling, general and administrative	23,542	107,808	101,873
Impairment expense	516	11,250	—
Depreciation and amortization	2,599	4,412	5,440

Operating income (loss)	24,643	(42,975)	(19,052)

Other income (expense):
Interest expense, net	(1,217)	(8,898)	(6,368)
Loss on sale of businesses, net	(27,709)	(8,266)	—
Other, net	1,988	(2,607)	(2,161)

Total other expense, net	(26,938)	(19,771)	(8,529)

Loss from discontinuing operations before income taxes	(2,295)	(62,746)	(27,581)
Provision (benefit) for income taxes	4,881	(13,799)	(4,120)

Net loss from discontinued operations	$(7,176)	$(48,947)	$(23,461)

Dispositions

Certain Assets of Travelocity—On June 18, 2013, we completed the sale of certain assets of Travelocity (“TBiz”) operations to a third party. TBiz provides managed corporate travel services for corporate customers. We recorded proceeds of $10 million and a loss on the sale of $3 million, net of tax, including the write-off of $9 million of goodwill attributed to TBiz based on the relative fair value to the Travelocity North America reporting unit, in our consolidated statement of operations.

Sabre Pacific—On February 24, 2012, we completed the sale of our 51% stake in Sabre Australia Technologies I Pty Ltd (“Sabre Pacific”), an entity jointly owned by a subsidiary of Sabre (51%) and ABACUS International PTE Ltd (“Abacus”) (49%), to Abacus for $46 million of proceeds. Of the proceeds received, $9 million was for the sale of stock, $18 million represented the repayment of an intercompany note receivable from Sabre Pacific, which was entered into when the joint venture was originally established, and the remaining $19 million represented the settlement of operational intercompany receivable balances with Sabre Pacific and associated amounts we owed to Abacus. We recorded $25 million as gain on sale of business in our consolidated statements of operations. We have also entered into a license and distribution agreement with Sabre Pacific under which it will market, sub-license, distribute, provide access to and support for the Sabre GDS in Australia, New Zealand and surrounding territories. Sabre Pacific will pay us an ongoing transaction fee based on booking volumes under this agreement.